UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 17, 2003

                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)

          Minnesota                   1-7945                   41-0216800
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

 3680 Victoria St. North, Shoreview, Minnesota                  55126-2966
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code     (651) 483-7111
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c) Exhibits

            99.1 Press Release, dated April 17, 2003, of Deluxe Corporation reporting results from first quarter, 2003.

Item 9. Regulation FD Disclosure

      Attached as Exhibit 99.1 is a press release of Deluxe Corporation reporting results from first quarter, 2003. This information is being provided under Item 12, Results of Operations and Financial Condition.


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2003

                                                DELUXE CORPORATION

                                                /s/ Anthony C. Scarfone
                                                --------------------------------
                                                Anthony C. Scarfone
                                                Senior Vice President,
                                                General Counsel and Secretary


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

                                INDEX TO EXHIBITS

Exhibits                                                                Page No.
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99.1  Press Release, dated April 17, 2003, of Deluxe Corporation reporting results from first quarter, 2003


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